SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

          Pre-Effective Amendment No.                                   [ ]

          Post-Effective Amendment No.    68                            [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

          Amendment No.   68
                        (Check appropriate box or boxes)

                                 WADE FUND, INC.
------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)

                         Suite 2224, 5100 Poplar Avenue
                           Memphis, Tennessee  38137
------------------------------------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, including Area Code           (901)  682-4613

                        MAURY WADE, JR.
                 Suite 2224, 5100 Poplar Avenue
                    Memphis, Tennessee 38137
------------------------------------------------------------------------------
                      (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering
                                                   --------

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
---------
          on 4/30/03 pursuant to paragraph (b)
---------
    X     60    days after filing pursuant to paragraph (a)(1)
---------
          on              pursuant to paragraph (a)(1)
---------    ------------
          75 days after filing pursuant to paragraph (a)(2)
---------
          on              pursuant to paragraph (a) (2) of rule 485
---------    --------------
If appropriate, check the following box:
          this post-effective amendment designates a new effective date for --------- a previously filed post-effective amendment.
                               -1-



                        WADE FUND, INC.
                     CROSS REFERENCE SHEET
                             PART A
                (PREPARED AS PART OF FORM N1-A)

Item Number in Form N1-A              Caption in
 Registration Statement               Prospectus
-------------------------             ----------

            1                         Cover Pages

            2                         Risk/Return Summary:
                                      Investments, Risks
                                      and Performance

            3                         Risk/Return Summary:
                                      Fee Table

            4                         Investment Objectives,
                                      Principal Strategies and
                                      Related Risks

            5                         Management's Discussion of
                                      Fund Performance

            6                         Management, Organization and
                                      Capital Structure

            7                         Shareholder Information

            8                         Distribution Arrangements

            9                         Financial Highlights Information

                        WADE FUND, INC.
                     CROSS REFERENCE SHEET
                             PART B
                (PREPARED AS PART OF FORM N1-A)

Item Number in Form N1-A               Caption in Statement of
 Registration Statement                Additional Information
------------------------               -----------------------

            10                         Cover Page, Table of Contents

            11                         Fund History

            12                         Description of the Fund and Its
                                       Investments and Risks

            13                         Management of the Fund

            14                         Control Persons and Principal
                                       Holders of Securities

            15                         Investment Advisory and Other Services

            16                         Brokerage Allocation and Other
                                       Practices

            17                         Capital Stock

            18                         Purchase, Redemption and Pricing of
                                       Securities Being Offered

            19                         Taxation of the Fund

            20                         Underwriters

            21                         Calculation of Performance Data

            22                         Financial Statements

                  P  R  O  S  P  E  C  T  U  S
                        WADE FUND, INC.
                 Suite 2224, 5100 Poplar Avenue
                    Memphis, Tennessee 38137
                    Telephone:  901-682-4613

                        COVERING SHARES
                               OF
                         CAPITAL STOCK

Date of This Prospectus:                 ____________________________

Investors Should Read And Retain This Prospectus For Future Reference.

Additional information about the Registrant, including the Registrant's financial statements for the period ending December 31, 2002, has been filed with the Securities and Exchange commission and is available upon request and without charge at the address shown above. It is incorporated herein by reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the investment strategies, risks and fees of the Fund that you should consider before making an investment. Please read it carefully and keep it on hand for further reference.

You should be aware that the Fund: (1) is not a bank deposit; (2) is not guaranteed, endorsed or insured by any institution or governmental entity such as the Federal Deposit Insurance Corporation; and (3) may not achieve its investment goals.

                       TABLE OF CONTENTS
                                                              Page
RISK/RETURN SUMMARY: INVESTMENTS
    RISKS AND PERFORMANCE.....................................  6

RISK/RETURN SUMMARY:  FEE
TABLE.........................................................  8

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES
     AND RELATED RISKS........................................  8

MANAGEMENT'S DISCUSSION OF FUND
     PERFORMANCE.............................................. 10

MANAGEMENT, ORGANIZATION AND CAPITAL
STRUCTURE..................................................... 11

SHAREHOLDER INFORMATION....................................... 12

DISTRIBUTION ARRANGEMENTS..................................... 14

FINANCIAL HIGHLIGHTS INFORMATION.............................. 14
------------------------------------------------------------------------------

RISK/RETURN SUMMARY: INVESTMENTS, RISKS, AND PERFORMANCE
--------------------------------------------------------
Investment Objective
--------------------

The primary objective of the Fund is to seek to enhance the value of investments through long-term appreciation of capital. The Fund's secondary investment objective is to obtain dividend and interest income, with a view to generating income to cover the Fund's expenses.

Principal Strategies
--------------------

The Fund invests primarily in common stocks of U.S. Companies of any size.
The Fund may, but has not in recent years, invest in foreign securities.
Maury Wade & Co., investment adviser to the Fund, employs an investment strategy that combines elements focusing on both growth and value. Maury Wade & Co. takes into account a company's intrinsic value as compared to its market price, as well as the growth potential of the company in making investment decisions.

Principal Risks
---------------

The Fund is designed for investors seeking capital appreciation through investment in stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the Fund is subject to risks including the possibility that the Fund may decline in value in response to economic, political or social events in the U. S. or abroad. The prices of equity securities owned by the Fund may be affected by events specifically involving the companies issuing those securities.

The prices of equity securities owned by the Fund may be affected by events specifically involving the companies issuing those securities. The Fund may invest in companies of any size, including small and mid-cap stocks. The financial resources, and market liquidity of smaller companies may be more limited than that of larger companies. Smaller companies also may have more limited product lines and market liquidity, because their securities may trade less frequently and in more limited volume than those of larger companies, resulting in a limited ability to dispose of such securities. Further, small-cap stocks may be more volatile than those of large cap stocks.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

You may lose money by investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time.

There is no assurance that the Funds' objectives will be realized.

Investments in equities are subject to declines in a company's share price or an overall stock market decline. The value and/or growth oriented equity securities generally purchased by the Fund may involve large price swings and potential for loss. The value of your investments in stock prices and such fluctuations present a risk to investors who sell shares during market declines, creating a permanent loss from a paper one. Loss of money is, therefore, a risk of investing in the Fund.

The Fund is non-diversified under federal securities laws. The Fund's share value could fluctuate more than if its portfolio were diversified.

The Fund also may invest in foreign securities. Foreign investment risks may include international political and economic changes, foreign withholding taxes, exchange controls, confiscation risks, foreign governmental restrictions, differences in accounting standards, more limited availability of public information, and currency fluctuations.

The growth oriented equity securities generally purchased by the Fund may involve potential for loss.

Risk/Return Bar Chart and Table
-------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bar graph with the following coordinates:

Wade Fund Investment Return

1993    1994    1995    1996    1997    1998    1999   2000    2001    2002
----    ----    ----    ----    ----    ----    ----   ----    ----    ----
9.28%  (1.13%) 20.83%  12.96%  20.25%   5.16%  20.15%  .77%   (3.44%) (15.52%)


During the 10-year period shown in the bar chart, the highest return for a quarter was 14.51% (Second Quarter 1999) and the lowest return for a quarter was (12.58%) Third Quarter 2002).

Average Annual Total Returns at 12/31/02:

                          1 Year   5 Years   10 Years
                         -------   -------   --------
Return Before Taxes      (15.52%)    0.76%     6.28%
Return After Taxes
  on Distributions       (15.82%)   (0.31%)    4.82%
Return After Taxes
  on Distributions
  and Sale of Fund
  Shares                 (14.83%)    0.91%     6.13%
______________________________________________________________________________
S&P 500 (reflects
  no deduction for
  fees, expenses
  or taxes)             (22.10%)   (0.59%)     9.34%
CPI (reflects no
  deduction for
  fees, expenses
  or taxes)               2.38%     2.32%      2.46%

The S&P 500 is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Consumer Price Index of All Urban Consumers (CPI) is a widely recognized inflation measure compiled by the United States Department of Labor.

Past results are not indicative of future returns.

Actual after-tax returns depend on an investors tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The after-tax returns shown in the table above were calculated as specified by the Securities and Exchange Commission rules using the following assumptions:

* Distributions were reinvested after deducting the taxes due on the distributions;

* Taxes due on distributions were calculated at the highest historical individual federal income tax rate for each taxable component of the distribution (39.1%);

* Holding periods were determined based on the actual purchase and distribution dates;

* Short-term capital gain rates were applied to the sale of shares held for one year or less (20%);

* Return after Taxes on Distributions" assumes an investor continues to hold his or her shares at the end of the period;

* "Return after Taxes on Distributions and Sale of Fund Shares" assumes the sale of all shares at the end of the period and payment of applicable federal taxes; and

* The calculations do not include local taxes, the effects of phase-outs of certain exemptions, deductions and credits at various income levels, and the effects of alternative minimum tax.

RISK/RETURN SUMMARY: FEE TABLE

The following table shows the fees and expenses you would pay to buy and hold shares of the Fund. The Fund may, but has not in the past ten years, imposed any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.

Shareholder Transaction Fees                              none*
     and Expenses (fees paid directly
     from your investment)

Annual Fund Operating Expenses
     (expenses that are deducted from Fund
     assets, as a percentage of average
     net assets)
          Management Fees                                  0.73%

     12b-1 fees                                           none

     Other expenses                                       1.80%

     Total Fund Operating Expenses                        2.53%


The Fund is permitted to impose a redemption charge not to exceed two percent (2%) of the redemption price. The Board of Directors, however, has adopted a resolution providing that no redemption charge shall be imposed until further action of the Board, as discussed more fully under the section entitled "Redemption of Fund Shares."

Example of Fund Expenses. This example will help you compare the cost of investing in the Fund with other mutual funds. The table shows what you would pay in expenses over time. The example assumes a $10,000 investment, a 5% total return each year, no changes in expenses and redemption at the end of each period. The information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.

1 year     3 years     5 years     10 years

$ 256       $ 788      $1,345      $2,866

Numerous investment companies continuously offer their shares to investors. Investment companies have different investment objectives and involve varying degrees of risk. Sales commissions which are paid by some companies to compensate persons who sell their shares vary as do management charges and expense ratios. Wade Fund, Inc. pays no sales commissions on the sale of its shares. The management charges paid by Wade Fund, Inc. for the last fiscal year were approximately .73% of average annual net assets. The Company's operating expenses including the management fee were approximately 2.53% of the average annual net assets. The Fund's expenses exceeded its investment income in the last fiscal year by 32.85%.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS
-------------------------------------------------------------
Investment Objectives, Strategies and Risks
-------------------------------------------
The Fund's primary investment objective is to provide long-term appreciation of capital. It invests primarily in common stocks of issuers in the U. S.

The values of equity securities held by the Fund may decline in response to certain events, including those directly involving the companies in which the Fund is invested. Such events may include adverse conditions affecting the general economy, overall market declines, world political events, social and economic instability and currency and interest rate fluctuations. The growth oriented equity securities generally purchased by the Fund may involve large price swings and potential for loss.

The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. As part of its defensive policy, the Fund may invest in assets of the U.S. Treasury, investment grade corporate debt securities, money market instruments or hold cash. The size of the Fund's position in these types of holdings will vary and will depend on various factors, including market conditions and purchase and redemption of Fund shares. A larger position in these types of holdings could detract from the achievement of the Fund's objective, but it would also reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

The Fund relies on the professional judgment of its investment advisor to make decisions about the Fund's investments. The basic investment philosophy of the investment advisor is to seek securities that might appreciate in value and/or securities that have growth potential over the long term. Securities may be sold when the investment advisor believes that they no when they no longer represent good long-term value.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------
The objective of the Fund is long term appreciation of capital. Investments are chosen for appreciation in value and/or expected growth over the years rather than months. Companies selected for investment are believed to have good management which provides services or products that are needed in a growing economy. The Fund's investments are in companies that are expected to participate in an expanding economy. The larger than normal cash position should present an opportunity to invest the cash advantageously when the stock market and the economy begin to show some signs of strength.

For the year ended December 31, 2002, the Fund declined by 15.5%. This compares with a decline of 22.1% in the Standard & Poor's 500 Composite Index.

The performance of the five largest holdings, in order of size, was: First Tennessee National Corp., up 2%; J.P. Morgan Chase and Co., down 31%; Autozone, Inc., down 2%; International Paper Company, down 11%; and Alcoa, Inc., down 35%.

In addition to the large cash holding, the investments that increased the most during the year were: SAFECO Corporation, which was up 14% in conjunction with improved conditions in the property and casualty insurance industry; and First Tennessee National Corporation, which was up 2% due, in part, to mortgage and home equity lending.

The investments that decreased the most during the year were Bristol Myers Squibb Company, which was down 53% due largely to general weakness in the pharmaceutical industry and patent expirations on important drugs; Texas Instruments, Inc., which was down 46% due largely to excessive industry inventories; and Alcoa, Inc. which was down 35% due to weak demand in the aluminum industry.

For the year, the Fund paid a dividend from long-term capital gains of $.65 per share.

Because of adherence to the Fund's policy of investing in major corporations for the long term, the turnover rate is quite low. For the year, the portfolio turnover rate for the Fund was 0%.

We are optimistic about the strength of the American economy to overcome obstacles. Our expectation continues to be that, in spite of current problems, well-managed business enterprises will prosper as they supply needed goods and services to the marketplace.

The graph and tables below cover the ten-year period from December 31, 1992 through December 31, 2002. The Standard & Poor's 500 Composite Index (S&P
500) is an unmanaged index of common stock prices. The Consumer Price Index of All Urban Consumers (CPI) is a widely recognized inflation measure compiled by the United States Department of Labor. Total returns are based on past performance and are not predictive of future performance.

(In the paper format of the N-1A form, a graph appears that plots the data in following table.  The graph is labeled
"Assumed
Investment of $10,000 with All Dividends Reinvested".  Dollars (in thousands) are located along the Y-axis and the years of
investment are located along the X-axis.)
             1992     1993       1994      1995     1996      1997      1998      1999     2000      2001     2002
           -------  -------  -------   --------   -------  --------   -------  -------  --------  -------   -------
Wade Fund
% Change              9.28%    (1.31%)    20.83%    12.96%    20.25%    .16%    20.15%    0.77%    (3.44%)    (15.52%)
Value      10,000   10,928   11,785     13,031     14,720   17,701     18,614  22,365    22,537   21,762     18,385

S&P 500               10.07%      1.32%     37.58%   22.96%     33.36%  28.58%    21.04%   (9.10%)   (11.89%)
(22.10%)
% Change

Value      10,000   11,007   11,152     15,353     18,866   25,160     32,351  39,157    35,594   31,362     24,431

CPI % Change          2.75%      2.67%      2.54%    3.32%      1.70%   1.61%     2.68%    3.39%      1.55%    2.38%

Value      10,000   10,275   10,549     10,817     11,176   11,366     11,549  11,859    12,261   12,451     12,747

             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS

            PAST 1     PAST 5     PAST 10        PAST 1      PAST 5         PAST 10
             YEAR      YEARS       YEARS          YEAR        YEARS          YEARS
            ------     ------     -------        ------      ------         -------
Wade Fund  (15.52%)     .76%        6.28%       (15.52%)      3.87%          83.86%
S&P 500    (22.10%)    (.59%)       9.34%       (22.10%)     (2.90%)        144.31%
CPI          2.38%     2.32%        2.46%         2.38%      12.15%          27.47%

Past performance does not predict future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption
of fund shares.

                                                   -10-

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE
-----------------------------------------------
Investment Adviser
------------------
The Fund has entered into a management contract with Maury Wade, Jr. doing business as Maury Wade & Company, Suite 2224, 5100 Poplar Avenue, Memphis, Tennessee, 38137. Mr. Wade, Jr. has acted as the Fund's sole investment adviser since July 26, 1973, the date of said contract, which date was shortly after the death of Maury Wade, Sr. who had acted as such since the Fund commenced business. The terms of the contract provide that Mr. Wade, Jr. will provide continuous investment supervision with respect to the Fund's portfolio and will recommend investment changes from time to time as they appear desirable in the light of the Fund's investment policy. In addition, Mr. Wade, Jr. bears the cost of all office rent, executive salaries and executive expenses and the cost of all sales and promotion expenses in connection with the sale of the Fund's stock whereas the Fund pays all taxes accruing against it, all legal fees and expenses, accounting and auditing fees and the cost of compliance with Federal and State laws relating to the issue and sale of securities. In return for his services, Mr. Wade, Jr. is paid an annual fee equal to three-fourths of one percent (3/4 of 1%) of the net value of the investment assets, payable quarterly at the rate of three-sixteenths of one percent (3/16 of 1%) of the net value of such assets on the last day of each quarter on which the New York Stock Exchange is open. The net value of investment assets is the total value of all assets less the aggregate of net income and capital gain realized but undistributed for the year in question
and all liabilities.   Maury Wade, Jr. was paid fees aggregating $6,122.12 for
the year ended December 31, 2000, $5,939.25 for the year ended December 31, 2001, and $5,407.62 for the year ended December 31, 2002.

Management
----------
The business affairs of the Fund are administered under the direction of its officers and directors, none of whom is paid any compensation as such. The names of the officers and directors, and their business affiliations for the past five years or more, are as follows:

L. Palmer Brown, III. 119 Racine Street, Memphis, Tennessee 38111. Director. Mr. Brown is the sole proprietor of L.P. Brown Enterprises. On December 31, 2002, Mr. Brown owned 600 of the Fund's shares.

David L. DelBrocco.  4735 Spottswood, Suite 204, Memphis, Tennessee,
38117. Director. Mr. DelBrocco is with DelBrocco and Associates, certified public accountants. He was elected to the Board on December 13, 1995. On December 31, 2002, Mr. DelBrocco owned 223 of the Fund's shares.

Charles Grant Wade. 285 Shadow Grove Cove, Memphis, Tennessee, 38018. Secretary, Treasurer and Director. Mr. Wade retired as a Lieutenant Colonel in 1982 after twenty years of service with the United States Air Force. He is the brother of Maury Wade, Jr. On December 31, 2002, Mr. Wade owned 1476 of the Fund's shares. Said shares were owned directly by Mr. Wade and represented 7.05% of the total outstanding.

Maury Wade, Jr.  Suite 2224, 5100 Poplar Avenue, Memphis, Tennessee,
38137. President and Director. Mr. Wade, Jr. is the sole proprietor of Maury Wade & Company under which name he has engaged in business as an investment adviser since July 26, 1973, as the successor to the investment advisory business previously conducted by his father, Maury Wade, who was the Fund's investment adviser prior to his death. Mr. Wade, Jr. is presently registered as an investment adviser under the Investment Advisers Act of 1940 and for nine years prior to such succession he was engaged in the investment and advisory field with his father. On December 31, 2002, Mr. Wade, Jr. owned 2636 of the Fund's shares. Said shares were owned directly by Mr. Wade and represented 12.60% of the total outstanding.

Legal Proceedings
-----------------
There are no pending legal proceedings affecting the Fund.

Capital Structure
-----------------
The Fund is authorized to issue One Hundred Thousand (100,000) shares of common capital stock without par value, pursuant to charter amendment dated February 28, 1983. This is the only class of stock which the Fund has and each share thereof has equal rights as to voting, liquidation, redemption and dividends. No share has any preemptive rights or conversion rights, no share is liable to further call or assessment, and there are no sinking fund provisions. All shares are transferable on the books of the Fund by the holder thereof.

SHAREHOLDER INFORMATION
-----------------------
Pricing of Fund Shares and Purchase of Securities Being Offered
---------------------------------------------------------------
The Fund has no underwriter and its shares are sold only directly by it at its principal office. Therefore, no sales load is added to the offering price and no commission is paid by the purchaser. The offering price per share is the net asset value of such share next computed after receipt of the order to purchase, and the entire price goes to the Fund. Net asset value is computed once daily on each day that the New York Stock Exchange is open, and on any other day when there has been sufficient trading of the Fund's portfolio securities that net asset value would be materially affected. It is computed as of the time of the close of trading on such Exchange and, therefore, will be effective as to all orders to purchase received by the Fund prior to the time of the close of trading on the day of receipt. If said Exchange is not open on the day of receipt of the order, or if the order is received by the Fund after the close of trading, the effective price will be that which is computed as of the close of trading on the next day on which said Exchange is open.

Net asset value per share is computed by dividing the value of the Fund's securities plus any cash and other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. To determine the market value of portfolio securities, a security listed or traded on an exchange is valued at its last sale price on that exchange on the date on which the assets are valued. If there were no sales, the closing bid price is used. An unlisted security for which over-the-counter market quotations are readily available is valued on the basis of the closing bid price. The Fund has never invested in over-the-counter securities for which market quotations are not readily available or in restricted securities. All other assets are valued at fair value as determined in good faith by the Board of Directors. Money market securities, such as Treasury Bills or certificates of deposit, which have a maturity of less than one year but more than sixty days are valued at market value. Those having a maturity of less than sixty days are valued at amortized cost. Major items of ascertainable expense, such as auditing fees, legal fees, advisory service fees and safekeeping fees are accrued daily. Taxes when applicable (See Note 1 to Financial Statements) are also accrued daily.

Redemption of Fund Shares
-------------------------
The Fund, which serves as its own transfer agent, will redeem any of its shares upon demand of the holder thereof when accompanied by delivery of the certificates covering them, endorsed by the registered holder or holders of any such certificates in the manner registered, to Wade Fund, Inc., Suite 2224, 5100 Poplar Avenue, Memphis, Tennessee, 38137. Endorsement signatures must be guaranteed by a national bank or brokerage firm which is a member of the New York Stock Exchange. The redemption price per share is the net asset value of such share next computed after receipt of the order to redeem. The Fund's procedures as to frequency, time and method of such computation are set forth under the heading Purchase of Securities Being Offered. Under these procedures the net asset value computed once daily as of the close of trading on the New York Stock Exchange on each day it is open will be effective as to all orders to redeem received by the Fund prior to the close of trading on such Exchange on such day. If said Exchange is not open on the day of receipt of the order, or if the order is received by the Fund after the close of trading, the effective price will be that which is computed as of the close of trading on the next day on which said Exchange is open. An order to redeem will not be deemed to have been received until delivery of the properly endorsed certificates as set forth hereinabove.

The net asset value of the Fund's shares at the time of redemption, and thereby the redemption price, may, therefore, be more or less than the investor's cost, depending upon the market value of portfolio securities at the time of redemption. The Fund is permitted to impose a redemption charge not to exceed two percent (2%) of the redemption price. However, the Board of Directors has adopted a resolution providing that no redemption charge shall be imposed until the further action of the Board. No such action is contemplated, but it should be understood that it will be taken at any time the Board feels that such a charge is necessary, upon redemption, in order to prevent the remaining stockholders from suffering a loss. Such a loss would be involved in the event of a volume of redemptions which could not be met out of the Fund's cash position thereby requiring it to liquidate part of its holdings in order to meet the redemptions. This liquidation would involve expenses which would be reflected in a reduction of the net asset value of the remaining shares unless offset by the redemption charge. Consequently, as indicated upon each certificate issued, all shares are purchased subject to the right of the Fund to effect such a charge upon redemption thereof, and such action may be taken by the Board without advance notice to the shareholders. If taken, it will apply to all shares whether then outstanding or purchased thereafter. Stockholders, will be paid for all shares redeemed within seven (7) days after delivery of the certificates covering them to Wade Fund, Inc. The right of redemption can be suspended and payment postponed only under certain emergency situations set forth in The Investment Company Act of 1940.

Dividends and Distributions
---------------------------
Dividends and capital gains, if any, are distributed to shareholders. The normal payment date for capital gain and ordinary income dividends is during December. Any shareholder may elect to have dividends and capital gain distributions automatically reinvested in additional shares of stock. If such election is made all dividends and distributions will be reinvested in full shares at the net asset value per share (ex-dividend price) as of the close of business on the ex-dividend date. Stock certificates covering the additional shares, and/or checks (amounts less than the value of one full share), will be forwarded to the shareholder on the payment date. A shareholder may make the election by written notice to the Fund at any time prior to any ex-dividend date, and if made, will be effective as to all subsequent dividends and capital gain distributions until terminated by either the shareholder or the Fund by written notice given to the other prior to any ex-dividend date. Reinvestments made under such election do not assure a profit, nor do they protect against depreciation in declining markets.

Tax Consequences
----------------
Generally, the Fund is not taxed on dividends and capital gains distributed to shareholders. Unless your account is a tax advantaged account such as an individual retirement account, or you are a tax-exempt organization, you are responsible for paying federal and possibly state income taxes on any dividends and capital gains distributions you receive, even if you reinvest your distribution in additional shares of the Fund. Fund dividends from net investment income and short-term capital gains are taxed at your ordinary income tax rate. Long-term capital gains from securities held by the Fund for one year or more are taxed at your applicable capital gains rate. Distributions of long term capital gains which are designated by the Fund as capital gain dividends, however, are treated by the stockholders as long term capital gain realized by them individually regardless of the length of time they have held their shares of the Fund's stock. Reference is hereby made to the distributions from realized capital gains shown in the Statement of Realized Gain on Investments, which distributions reflect the per share amounts which were designated as capital gain dividends for each year indicated.

DISTRIBUTION ARRANGEMENTS.
-------------------------
The Fund does not charge any sales bond and does not charge any fees under a Rule 12b-1 plan.

FINANCIAL HIGHLIGHTS INFORMATION.
--------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Rhea & Ivy, P.L.C., whose report, along with the Fund's financial statements, are included in the Statement of Additional Information report, which is available upon request.

                                  FINANCIAL HIGHLIGHTS
            For the Years Ended December 31, 2002, 2001, 2000, 1999 and 1998

                     December 31, December 31, December 31, December 31,  December 31,
                         2002         2001         2000         1999        1998
                     ------------ ------------ ------------ ------------ ---------------
Per Share Income
and Capital Changes
(for a share outstanding
throughout the year
ending:)

Net asset
value,
beginning of
year               38.50        41.70        43.62       39.11          38.88

Income
 from
 Investment
 Operations
Net invest-
 ment
 income            (0.21)         0.16         0.41       0.16           0.03

Net realized
 and un-
 realized
 gains
 (losses)
 on
 securities        (5.76)        (1.59)       (0.18)        7.72          1.90


                   (5.97)        (1.43)         0.23        7.88          1.93


Less Distributions
Dividends
from net
income               0.00          0.17         0.47         0.15         0.03

Distributions
 from realized
 gains on
 securities          0.65          1.60         1.68         3.22         1.67


                     0.65          1.77         2.15         3.37         1.70
Net asset
value, end
of year             31.88         38.50        41.70         43.62       39.11


Total
return             (15.52%)       (3.44%)       0.77%        20.15%       5.16%


Supplemental Data

Net assets,
end of year        667,117       799,776        851,331    879,384        729,828


                                           -15-

Ratio of
 expenses
 to average
 net assets         2.56%           2.22%         2.23%      2.20%          2.71%




Ratio of
 net invest-
 ment income
 to average
 net assets       (0.63%)           0.43%       1.04%      0.37%          0.60%

Portfolio
 turnover
 rate              0.00%            3.92%       0.00%      0.00%          0.00%


Number of
 shares out-
 standing end
 of year
 period           20,929           20,775       20,417     20,161         18,659


                                           -16-

This prospectus does not constitute an offering in any jurisdiction in which such offering would be unlawful.

You can find more information about the investment objectives and policies, the risks of investing in the Fund, and more information on Fund operations in the Statement of Additional Information (SAI). The SAI is incorporated by reference in this Prospectus, and thus is legally part of this Prospectus, and you may request a copy by calling (collect) Maury Wade & Company at (901) 682-4613.

You can also find more information about the Fund in our annual and semi-annual reports to shareholders, which contain financial statements and other information regarding the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain a free copy of the latest annual or semi-annual report, to make shareholder inquiries or to request other information, please call (collect) Maury Wade & Company at (901) 682-4613.

The Securities and Exchange Commission maintains an Internet website that contains the Fund's periodic financial reports to shareholders, amendments to its registration statement which include the Prospectus and Statement of Additional Information, and other required filings. An investor may review these materials free of charge by accessing the SEC's website at http://www.sec.gov. You may also obtain this information by visiting the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Call (202) 942-8090 for information regarding the operation of the Public Reference Room. You may also obtain copies of such documents, by making an electronic request to publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC, 20549-0102. A duplicating fee may be charged.

The Securities and Exchange Commission Investment Company Act File Number for the Wade Fund, Inc. is 811-00556.

FILE NO. 811-00556

PART B.  WADE FUND, INC. STATEMENT OF ADDITIONAL INFORMATION

                        WADE FUND, INC.
                 Suite 2224 5100 Poplar Avenue
                    Memphis, Tennessee 38137
                     Tel. No. 901-682-4613

The Statement of Additional Information is not a Prospectus.

The Statement of Additional Information should be read in conjunction with the Prospectus.

A copy of the Prospectus may be obtained from the Fund at the above address.

The date of the Prospectus to which the Statement of Additional Information relates is__________________, and Wade Fund, Inc., is the registrant.

The date of the Statement of Additional Information is _____________________.

                       TABLE OF CONTENTS

PART B. STATEMENT OF ADDITIONAL INFORMATION
                                                                        Page
Fund History..............................................................19
Description of the Fund and Its Investments and Risks.....................19
Management of the Fund....................................................20
Control Persons and Principal Holders of Securities.......................21
Investment Advisory and Other Services....................................21
Brokerage Allocation and other Practices..................................22
Capital Stock.............................................................23
Purchase, Redemption and Pricing of Securities Being Offered..............23
Taxation of the Fund......................................................24
Underwriters..............................................................25
Calculation of Performance Data...........................................25
Financial Statement.......................................................26

FUND HISTORY
------------
The Fund, is a corporation organized under the laws of the State of Tennessee on April 12, 1949. It became qualified to commence business as an investment company on April 25, 1949, the date on which it effectively filed notification of registration as an open-end, non-diversified management type company under the Investment Company Act of 1940. It should be noted that the regulation to which the Fund is subject under the above mentioned Act does not involve
supervision of management or investment practices or policies.   The Fund's
only place of business is at Suite 2224, 5100 Poplar Avenue, Memphis, Tennessee 38137.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
-----------------------------------------------------
The Fund is an open-end, management investment company. The purpose of the Fund is to permit the combining of many relatively small amounts of money into one large fund to be utilized for investment purposes. The individual stockholders of the Fund are thereby enabled to share the benefits derived from continuous investment supervision based on long experience and constant research and study.

Subject to change by the Board of Directors, but only with the vote of the holders of a majority of the Registrant's outstanding voting securities, the primary objective of the Fund is long-term appreciation of capital. Its investment policy is directed only secondarily to obtaining dividend and interest income with a view to generating income to cover the Fund's expenses. Accordingly, it is expected that the Fund normally will be almost wholly committed to a selected group of common stocks which might appreciate in value, although it may invest any portion of its assets in convertible securities, bonds and preferred stocks which also might appreciate in value.

During periods which the management feels to be of general economic decline, management, as a matter of temporary defensive policy, may invest in assets in U.S. Treasury or investment grade corporate debt securities, which provide price stability and income, or hold same in cash. Except as stated in its Fundamental Policies as set forth in this Statement of Additional Information, the Fund is under no restriction as to the amount or type of portfolio securities which may be bought or sold, and, except for the prohibition against investment for the purpose of exercising control, there is no limit on the percentage of voting securities of any issuer which it may acquire. There is no prohibition on investment in foreign securities. Investments shall be confined to established companies, which have been engaged in business not less than three (3) years. Accordingly, the investment techniques employed are not designed to result in short-term trading or rapid portfolio turnover to secure quick profits nor in disproportionate brokerage or tax consequences to the Fund and its shareholders.

The rate of portfolio turnover for the fiscal years ended December 31, 2000, 2001 and 2002 was 0.00%, 3.92% and 0.00%, respectively.

In connection with the foregoing it should be pointed out that any investment in securities involves an inherent risk or loss through capital depreciation resulting from a decline in market values in general or from a decline in the market value of particular securities held. As a result, the attainment of the Fund's objectives cannot be assured. However, it is the management's belief that the continuous investment supervision based upon experience which is furnished to the Fund serves to reduce such risk.

Fundamental Policies
--------------------
In addition to the applicable laws pertaining to its activities, the Fund is subject to certain self-imposed restrictions contained in the by-laws. These are as follows:

1. No more than ten percent (10%) of its total assets may be invested in the securities of any one issuer other than the United States Government.

2. No more than twenty-five percent (25%) of its total assets may be invested in any one industry. It is intended that the Fund's investment shall be invested in as many industries as possible and in no event to exceed the limit stated.

3. The Corporation may not invest in the securities of other investment companies, other than money market funds.

4. It may not invest in the securities of any issuer for the purpose of securing or exercising control or management of the issuer.

5. It may not borrow except for temporary purposes and then only up to an amount not exceeding five percent (5%) of its total assets and for a period not exceeding ninety (90) days. The Fund's policy will be to borrow money under this provision only in the event of an emergency. It is desired to retain freedom to do so within these limits but the Fund has never borrowed any money and no borrowing is contemplated or intended within the foreseeable future.

6. It may not act as an underwriter of securities issued by any person other than itself.

7.     It may not purchase real estate for any purpose.

8. It may not engage in the purchase or sale of commodities or commodity contracts.

9.     It may not make loans to other persons.

10. It may not issue senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of margin, shall not be considered to be the issuance of a senior security for purposes of this restriction.

All of the foregoing are stated in the by-laws to be matters of fundamental policy of the Fund and as such may only be changed by vote of a majority of the outstanding shares. In addition to the foregoing, the Fund does not deal in restricted securities.

MANAGEMENT OF THE FUND
----------------------
Officers and Directors
----------------------
The Fund is supervised by its Board of Directors, which implements policies and Fund operations through Maury Wade, Jr. d/b/a Maury Wade & Company, the
Fund's Investment Adviser.  The directors and officers of the Fund do not receive remuneration for their services as such.  Maury Wade, Jr. d/b/a Maury
Wade & Company does receive compensation for his services as the investment adviser of the Fund.
                           INDEPENDENT OR NON-INTERESTED DIRECTORS

                                                                       Dollar          Number of
                                          Term of       Principal     Range Of         Portfolios
                       Position(s)       Office and   Occupation(s)    Equity          in Fund       Other
                        Held With         Length of   During Past 5                    Complex       Directorships
Securities                                                                           Overseen       Held by
Name and Address          Fund     Age   Time Served     Years       In the Fund       by Director*   Director
--------------------   -----------  --   -----------  -------------- ---------------   ------------   -----------
L. Palmer Brown, III                                  L. P. Brown    $10,001-50,000   N/A             None
119 Racine Street       Director    91    42 years    Enterprises
Memphis, TN   38111                                   Owner, bagging
 business

David L. DelBrocco                                    DelBrocco and   $1-10,000        N/A             None
4735 Spottswood         Director    48    7 years     Associates
Memphis, TN 38117                                     Certified Public
                                                      Accountants
*There are no other funds related to the Fund and Maury Wade & Co. does not serve as the investment adviser to any other funds; therefore, there is no "fund complex" as defined by the rules promulgated under the Act.

     INTERESTED or AFFILIATED DIRECTORS

                                                                       Dollar          Number of
                                          Term of       Principal     Range Of         Portfolios
                       Position(s)       Office and   Occupation(s)    Equity          in Fund       Other
                        Held With         Length of   During Past 5                    Complex       Directorships
Securities                                                                     Overseen       Held by
Name and Address          Fund     Age   Time Served     Years       In the Fund       by Director   Director
--------------------   -----------  --   -----------  -------------- ---------------   ------------   -----------
Maury Wade, Jr.
Suite 2224             Director     66   27 years    Maury Wade,   $50,000-100,000      N/A            None
5100 Poplar Avenue     President                     Jr. d/b/a
Memphis, TN 38137                                    Maury Wade &
                                                     Company,
                                                     Investment
                                                     Adviser

Charles Grant Wade      Director                     United States $50,000-100,000      N/A             None
285 Shadow Grove Cove   Secretary  61    16 years    Air Force,
Memphis, TN 38018       Treasurer                    Retired



Maury Wade, Jr. is an "interested person" as that term is used under the Investment Company Act of 1940 because he is the investment adviser to the Fund and the brother of Charles Grant Wade.

Charles Grant Wade is the brother of Maury Wade, Jr., and holds more than five percent (5%) of the shares of the Fund, and therefore is an "interested person" as that term is defined under the Investment Company Act of 1940.

The officers and directors serve unlimited terms.

No officers or directors receive any pension or retirement benefits from the Fund.

On December 31, 2002, the officers and directors of the Fund as a group owned
                                -20-

4,935 shares of its only class of stock, or 23.6% of the total number of shares outstanding on that date. All of the foregoing shares were owned both beneficial and of record.

Board of Directors
------------------
The Board of Directors approves all purchases and sales by the Fund and approves the investment adviser of the Fund. The Board of Directors carries out its other responsibilities with respect to the Fund as provided under law, its by-laws and resolutions.

The Board considers a wide range of factors in its decision to approve the investment advisory contract with Maury Wade & Co. These factors include: the history of the investment adviser with the Fund, the investment strategy employed by Maury Wade & Co., the investment reputation and success in implementing its philosophy in the management of institutional and private accounts, its financial stability, the level of personal investment in the Fund by its principal and the amount of its fee.

The Board also considers other support provided by Maury Wade & Co. which goes beyond providing pure investment advice, such as building the Fund's assets.

A number of accounts are the result of Maury Wade & co.'s contacts. Many shareholders of the Fund have a prior relationship of some nature with Maury Wade & Co. and have invested in the Fund because of an existing confidence level in Maury Wade & Co.'s investment management capabilities.

Code of Ethics
--------------
The Fund and its investment advisor have adopted codes of ethics.
These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

The fund had 20,929 shares of voting securities outstanding on December 31, 2002. The name, address, and percentage of ownership of each person who owns of record or is known by the Registrant to own of record or beneficially 5% or more of any class of the Registrant's outstanding equity securities is as follows:

                                              Percentage of
Outstanding
Name                    Address                 Stock Owned of Record
----                    -------                 ---------------------
Jeannene T. Cathey      46 South Perkins Road          7.42%
                        Memphis, TN  38117

Axson Brown Morgan      P.O. Box 11514                25.29%
                        Memphis, TN  38111

Charles Grant Wade      285 Shadow Grove Cove          7.05%
                        Memphis, TN  38018

Katherine A. Wade       22 North Front Street          6.31%
   Residuary Trust      Suite 1100
                        Memphis, TN  38103

Maury Wade, Jr.         5488 Pecan Grove Lane         12.60%
                        Memphis, TN  38120

As a group, the officers and directors own 23.6% of the Fund's stock.

As an owner of greater than 25% of the Fund's shares, Axson Brown Morgan is considered a control person of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------
Investment Adviser
------------------
The Fund has entered into a management contract with Maury Wade, Jr. doing business as Maury Wade & Company, Suite 2224, 5100 Poplar Avenue, Memphis, Tennessee, 38137. Mr. Wade, Jr. has acted as the Fund's sole investment adviser since July 26, 1973, the date of said contract, which date was shortly after the death of Maury Wade, Sr. who had acted as such since the Fund commenced business. The terms of the contract provide that Mr. Wade, Jr. will provide continuous investment supervision with respect to the Fund's portfolio and will recommend investment changes from time to time as they appear desirable in the light of the Fund's investment policy. In addition, Mr. Wade, Jr. bears the cost of all office rent, executive salaries and executive expenses and the cost of all sales and promotion expenses in connection with the sale of the Fund's stock whereas the Fund pays all taxes accruing against it, all legal fees and expenses, accounting and auditing fees and the cost of compliance with Federal and State laws relating to the issue and sale of securities. In return for his services, Mr. Wade, Jr. is paid an annual fee equal to three-fourths of one percent (3/4 of 1%) of the net value of the investment assets, payable quarterly at the rate of three-sixteenths of one percent (3/16 of 1%) of the net value of such assets on the last day of each quarter on which the New York Stock Exchange is open. The net value of investment assets is the total value of all assets less the aggregate of net income and capital gain realized but undistributed for the year in question
and all liabilities.   Maury Wade, Jr. was paid fees aggregating $6,122.12 for
the year ended December 31, 2000, $5,939.25 for the year ended December 31, 2001, and $5,407.62 for the year ended December 31, 2002.

An assignment of the contract will automatically terminate it as of the date of such assignment. In addition, the contract may be terminated by the Board of Directors or by vote of the stockholders holding a majority of the stock of the Fund provided sixty (60) days written notice is given. The contract was initially approved by the stockholders at a meeting held on September 17, 1973, and has since been approved annually by the Board of Directors constituted as set forth above. At the present time, it is effective through December 31, 2003, and in the absence of thirty (30) days written notice of intention not to renew given the Fund by the Adviser prior to expiration, it continues in effect from year to year provided such continuance is approved at least annually either (a) by the Board of Directors of the Fund, including a majority of the directors who are not parties to such contract or agreement or interested persons of any such party, or (b) by a vote of the majority of the outstanding shares of the Fund.

Custodian, Transfer Agent, Dividend-Paying Agent and Independent Public
-----------------------------------------------------------------------
Accountant
----------
Except as noted below, all securities and funds of the Wade Fund, Inc., are held in the safekeeping of First Tennessee Bank National Association, Memphis, 165 Madison Avenue, Memphis, Tennessee 38103. The only exception to the foregoing is a separate bank account against which officers of the fund designated by the Board of Directors are authorized to make withdrawals for the purpose of paying management and operating expenses. Such account is maintained by said Bank out of the funds held by it, and in accordance with a resolution of the Board of Directors of the Fund, it may not exceed a maximum of $25,000.00 at any time nor a total aggregate in excess of $25,000.00 during any fiscal year unless otherwise specifically directed by further resolution of the Board of Directors. The Fund serves as its own transfer agent and dividend paying agent. Rhea & Ivy P.L.C. of Memphis, Tennessee serves as the Fund's independent public accountant.

No officer, director or employee of the Fund has any access to the securities owned by it except that access may be had only for the purposes of inspection by any two of five officers or directors designated by the Board of Directors, which access may be had only in the company of duly authorized official or employee of said Bank. All officers and directors having access to funds or securities as aforesaid are required to be bonded by a reputable company in an amount fixed by the Board of Directors.

BROKERAGE ALLOCATION AND OTHER PRACTICES
----------------------------------------
During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid brokerage fees aggregating $231.09, $143.01 and $109.78 respectively, on the purchase and sale of portfolio securities. The selection of brokerage firms with whom to place such transactions is not based on any formula, method or criteria other than the intention to obtain the best price and execution available and to pay only such commissions as are reasonable in relation to the value of the brokerage services rendered. During the fiscal year in question the only brokerage firm used was Sun Trust Capital Markets. Other than brokerage services, no other services were furnished to the Fund or its adviser by the brokerage firm used. However, any additional services received from any brokerage firm are those available to all their customers in the normal course of business and these result in no expense to the Fund nor to any reduction in the adviser's expenses, nor is there any allocation of business on the basis of such services or on the basis of any sales efforts of the Fund's shares on the part of any broker. No weight is given any additional services rendered in arriving at the value of the brokerage services rendered. It is the Fund's intention to get the best price and execution and pay only such commissions as are reasonable in relation to the value of the brokerage services rendered, and it believes it has always done so in the past. Although there is no arrangement, understanding or specific intention to confine the Fund's brokerage business to any particular firm or firms, it is intended that the practice set forth hereinabove will be continued and so long as it is felt that the best prices and executions are being obtained and that the commissions charged the Fund are reasonable in relation to the value of the brokerage services rendered, that most, if not all of such business will be placed with the firms with which the Fund has done business in the past. The selection of brokers used for portfolio transactions is made by the Fund's President who also acts as its investment adviser. Over-the-counter transactions are placed with the primary market maker unless it is believed that a better price or execution is obtainable elsewhere.

The Fund's aggregate holdings of the stock of First Tennessee Bank as of December 31, 2002, was 1,500 shares with a market value of $53,910.00.

CAPITAL STOCK
-------------
The Fund is authorized to issue One Hundred Thousand (100,000) shares of common capital stock without par value, pursuant to charter amendment dated February 28, 1983. This is the only class of stock which the Fund has and each share thereof has equal rights as to voting, liquidation, redemption and dividends. No share has any preemptive rights or conversion rights, no share is liable to further call or assessment, and there are no sinking fund provisions. All shares are transferable on the books of the Fund by the holder thereof.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED
------------------------------------------------------------

The Fund has no underwriter and its shares are sold only directly by it at its principal office.

The following is an example of the calculation of net asset value based on the Fund's situation at the close of business on December 31, 2002:

Market Value of Portfolio Securities                         $ 322,020.00
Cash on Deposit                                              $ 343,428.44
Receivables from Dividends and Interest                      $   1,110.54
Other Assets                                                 $   1,881.07
                                                             ------------
Total Assets                                                 $ 668,440.05

Less Liabilities:
 Accrued Expenses and Taxes                                  $   1,322.60
                                                             ------------
Value of Net Assets                                          $ 667,117.45
                                                             ============
Number of Shares Outstanding                                 20,929

Net Asset Value Per Share ($667,117.45 divided by 20,929
adjusted to nearest cent)                                    $      31.88
Offering Price December 31, 2002                             $      31.88
Redemption Price December 31,2002                            $      31.88

Sales and redemption of the Fund's stock may be suspended during periods when determination of net asset value is suspended because (a) the New York Stock Exchange is closed on days other than weekends or holidays, (b) trading on said Exchange is restricted as determined by the rules and regulations of the

Securities and Exchange Commission, or (c) an emergency exists in accordance with the rules and regulations of the Securities and Exchange Commission which makes disposal of securities owned by the Fund not reasonably practical.
Other than the possibility of such a suspension, there are no restrictions on the redemption of shares upon demand of the holder. There has been no suspension of sales or redemptions since the Fund has been in existence.

TAXATION OF THE FUND
--------------------
The Fund, having elected and qualified for its last taxable year and it being contemplated that the Fund will elect and qualify for each taxable year to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), is subject to all the pertinent provisions contained therein with respect to the sources of its earnings, the disbursements of them as dividends to its stockholders and the diversification of its investments.

In order to qualify as a regulated investment company under the Internal Revenue Code, the Fund is required to distribute at least ninety percent (90%) of its net income, as calculated for federal income tax purposes and excluding long-term capital gains, for each taxable year. The Fund must also diversify its holdings so that at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets represented by cash, U.S. Government securities and other securities is limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and regulated investment companies. Further, a fund may not invest more than 25% of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or business or related trades or businesses.

It is the intent of management to comply with this requirement each year, and, to the extent possible, to exceed it by distributing substantially all net income. In addition, it is intended that substantially all capital gains realized during each taxable year shall be distributed.

If the Fund qualifies under the Internal Revenue Code for favorable tax treatment, it is not subject to federal income tax on its investment company taxable income and any net realized capital gains which are distributed to shareholder. Instead, shareholders other than tax exempt organizations are taxable at their personal income tax rates on the distributions declared, even if the distributions are reinvested in additional shares of the Fund. If the Fund should fail to qualify for favorable tax treatment under the Internal Revenue Code, the Fund itself would be subject to taxation on the amounts distributed.

Approximately 35.02% of net asset value on December 31, 2002 represents unrealized appreciation on securities. Net gain on sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. Prior to purchasing shares of the Fund, investors should carefully consider the impact which dividends and capital gains distributions may have. Any such dividends or capital gain distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value by the amount of dividends or distributions. If the net asset value of shares held should thereby be reduced below the investor's cost, all or a portion of such dividends and distributions would be in effect a return of capital although taxable as capital gain or at ordinary income tax rates.

Since a regulated investment company is permitted, in calculating its own normal tax and surtax, to deduct all dividends paid by it in accordance with the applicable statutes and regulations, it is expected that the Fund's federal income tax will ordinarily be reduced to a nominal amount.

UNDERWRITERS
------------
The Fund has no underwriters and its shares are sold only directly by it at its principal office.

CALCULATION OF PERFORMANCE DATA

The average annual total return on an investment in the Fund for a particular period is calculated using a specific formula required by the Securities and Exchange Commission. The formula takes into account any appreciation or depreciation in the portfolio, assumes reinvestment of all dividends and capital gains distributions, and then mathematically averages the return over the length of time covered by the calculation. The formula used for computing average annual total return, as specified by regulation, is as follows:

"Average Annual Total Return" shall mean the average annual compounded rate of return, computed according to the following formula:

     P(1+T) to the nth power = ERV

     Where:

     P =           a hypothetical initial payment of $1,000

     T =           average annual total return

     n =           number of years

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods.

The average annual returns for the Fund for the cumulative periods shown, ending on December 31, 2002 are:


                                    1 Year    5 Years     10 Years
                                   --------   -------     --------
Return Before Taxes                 (15.52%)    .76%       6.28%

FINANCIAL STATEMENTS
--------------------

                   AUDITED FINANCIAL STATEMENTS
                         WADE FUND, INC.
                        MEMPHIS, TENNESSEE
                        DECEMBER 31, 2002





                         WADE FUND, INC.
                              INDEX
                        DECEMBER 31, 2002

Independent Auditor's Report.........................................Page3
Financial Highlights.....................................................4
Statement of Assets and Liabilities......................................5
Statement of Sources of Net Assets.......................................5
Statement of Operations .................................................6
Statement of Realized Gain on Investments................................6
Statement of Unrealized Appreciation on Investments......................6
Statement of Changes in Net Assets.......................................7
Schedule of Investments..................................................8
Notes to Financial Statements............................................9

                                                                      (2)

To the Shareholders and Board of Directors

Wade Fund, Inc.
Memphis, Tennessee

Independent Auditor's Report

We have audited the statements of assets and liabilities and sources of net assets of Wade Fund, Inc., including the schedule of investments as of December 31, 2002, and the related statements of operations, realized gain on investments, unrealized appreciation on investments and changes in net assets for the year then ended, and supplementary information (Page 4 and Note 5) for the five years then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U. S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. Securities owned as investments at December 31, 2002, were held by the Trust Department of the First Tennessee Bank under a custodial agreement, and were verified by direct confirmation.

In our opinion, the financial statements and schedule referred to above present fairly, in all material respects, the financial position of Wade Fund, Inc., as of December 31, 2002, and the results of its operations and the changes in its net assets for the year then ended, in conformity with U. S. generally accepted accounting principles. Also, in our opinion, the supplementary information (Page 4 and Note 5) for the five years ended December 31, 2002, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                   /s/     Rhea & Ivy, P.L.C.

January 10, 2003                                                  (3)

Wade Fund, Inc.

The financial highlights table is intended to help you understand the Fund's performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This report has been audited by Rhea & Ivy, PLC, whose report, along with the fund's financial statements are included herein.


                                   FINANCIAL HIGHLIGHTS
             For the Years Ended December 31, 2001, 2000, 1999, 1998 and 1997

              December 31, December 31, December 31, December 31, December 31,
                    1998         1999         2000          2001       2002
              ------------ ------------ ------------ ------------ ------------
Per Share Income
and Capital Changes
(for a share outstanding
throughout the year
ending:)

Net asset
value,
beginning of
year                $38.88       $39.11      $43.62         $41.70      $38.50

Income
 from
 Investment
 Operations
Net invest-
 ment
 income               0.03         0.16        0.41           0.16      (0.21)
Net realized
 and un-
 realized
 gains
 (losses)
 on
 securities           1.90         7.72        (0.18)         (1.59)    (5.76)

                      1.93         7.88         0.23          (1.43)    (5.97)

Less Distributions
Dividends
from net
income                0.03         0.15         0.47           0.17      0.00
Distributions
 from realized
 gains                1.67         3.22         1.68           1.60       .65

                      1.70         3.37         2.15           1.77       .65

Net asset
value, end
of year             $39.11       $43.62        $41.70         38.50     31.88

Total Return         5.16%       20.15%         0.77%        (3.44%)  (15.52%)

                                            -28-


Supplemental Data

Net assets, end
 of year           729,828        879,384    851,331        799,776    667,117

Ratio of
 expenses
 to average
 net assets           2.71%           2.20%      2.23%          2.22%    2.56%

Ratio of
 net invest-
 ment income
 to average
 net assets          0.06%           0.37%      1.04%          0.43%    (.63%)

Portfolio
 turnover
 rate                0.00%           0.00%      0.00%          3.92%     0.00%

Number of
 shares out-
 standing end
 of year
 period             18,659          20,161     20,417         20,775    20,929

Note: Complete financial statements will be found elsewhere in this report.
The above information is a condensation of certain pertinent information. See the report of the independent public accountant and the accompanying notes to the financial statements.

             (4)
See notes to financial statements.
                                            -29-

                         WADE FUND, INC.
               STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 2002

Assets

Investments at closing market quotations:
   Common Stock  (cost $88,367.20)                               $322,020.00
   Money market mutual fund (Cost $342,191.70)                    342,191.70
Cash on demand deposit                                              1,236.74
Dividends receivable                                                  786.50
Interest receivable                                                   324.04
Prepaid expense                                                     1,881.07
                                                                  ----------
        Total assets                                             $668,440.05
                                                                  ----------
Liabilities

Accrued expenses                                                      600.00
State franchise taxes payable                                         722.60

        Total liabilities                                           1,322.60

Net assets applicable to 20,929 shares of
     outstanding capital stock                                   $667,117.45
                                                                  ==========
Net asset value per share of
     outstanding capital stock                                        $31.88
                                                                   ==========
Offering and redemption price per share                               $31.88
                                                                   ==========
STATEMENT OF SOURCES OF NET ASSETS
December 31, 2002
Capital
     Excess amounts received from sale of capital shares
        over amounts paid out in redeeming shares:
          Authorized 100,000 shares, no par value,
          outstanding 20,929 shares                              $426,774.58
Accumulated net realized gain on investments
          (computed on identified cost basis)       $1,702,674.06
Accumulated distributions on net realized gain       1,696,716.31   5,957.75
Unrealized appreciation on investments                            233,652.81

               Total Capital                                      666,385.14

Undistributed net income                                              732.31

Net assets applicable to 20,929 shares of outstanding
      capital stock                                              $667,117.45
                                                                 ===========

                                                                          (5)
See notes to financial statements.

WADE FUND, INC.
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                  2002
Income
  Dividends                    $ 8,950.96
  Interest                     $ 5,159.43
                               ----------
                               $14,110.39

Expenses
  Advisory fee                 $ 5,407.62
  Legal fee                    $ 4,652.05
  Accounting fee               $ 4,305.00
  Custodial fees, including    $ 2,145.00
    Taxes, including federal,
    state and local            $ 1,020.00
  Other expenses               $ 1,215.33
                               ----------

                               $18,745.00
                               ----------
Net Investment Loss            $(4,634.61)
                               ==========

  Ratio of total expenses
    to total investment income    404.46%
                                  ======

            STATEMENTS OF REALIZED GAIN ON INVESTMENTS
               For the Year Ended December 31, 2002

Realized Gain From Security Transactions
  Proceeds from sale          $48,950.44
Cost of securities sold
   (identified cost basis)     35,447.16
                               ---------
                              $13,503.28
                              ----------

               STATEMENTS OF UNREALIZED APPRECIATION ON INVESTMENTS
                       FOR THE YEAR ENDED DECEMBER 31, 2002

Balance at January 1, 2002                                         $366,628.96
Balance at December 31, 2002                                        233,652.81
                                                                  ------------
Decrease in unrealized
appreciation                                                     $(132,976.15)

See notes to financial statements.                                   (6)

                         WADE FUND, INC.
               STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEAR ENDED DECEMBER 31, 2002


Net Assets
   Net assets at January 1, 2002, including                        $799,776.10
   $5,366.92 in undistributed income

Income (Expenses)
   Net loss per statement of income and expenses      $ (4,634.61)


      Decrease in balance of undistributed net income               (4,634.61)

Realized Gain or Loss on Investments
  Net gain from sale of investments                     13,503.28
  Distribution to shareholders of $.65 a share         (13,505.70)

      Decrease in undistributed net realized gain                       (2.42)

Decrease in unrealized appreciation of investments                (132,976.15)

Capital Stock Issued and Repurchased
  (exclusive of equalization debits and credits)
    Amounts received from subscriptions to 154
     Shares of capital stock                             4,954.53
      Increase in capital stock                                       4,954.53

Net assets at December 31, 2002, including
  $732.31 in undistributed net income                              $667,117.45


See notes to financial statements.

                                                            (7)

                         WADE FUND, INC.
                     SCHEDULE OF INVESTMENTS
                        December 31, 2002

                                             Number of
                                              Shares      Cost    Market Value
Common Stocks   48.27%
   Aluminum   5.12%
       Alcoa, Inc.                            1,500    $3,458.98    $34,170.00
   Retail (Auto Parts)   5.30%                       -----------   -----------
      AutoZone, Inc. (B)                        500    14,457.50     35,325.00
   Banks and Finance   13.48%                        -----------   -----------
      J.P. Morgan Chase and Co.               1,500     1,486.37     36,000.00
      First Tennessee National Corporation    1,500    14,237.51     53,910.00
                                                     -----------   -----------
                                                       15,723.88     89,910.00
   Insurance 4.68%                                   -----------   -----------
      SAFECO Corporation                        900     1,080.71     31,203.00
                                                     -----------   -----------
    Paper Products - 5.24%
      International Paper Company             1,000    24,828.25     34,970.00
   Petroleum Services   3.79%                        -----------   -----------
      Schlumberger, Ltd.                        600     9,871.50     25,254.00
                                                     -----------   -----------

   Pharmaceutical   2.78%
      Bristol Myers Squibb                      800    11,366.61     18,520.00
   Railroads   3.39%                                 -----------   -----------
      CSX Corporation                           800     6,909.18     22,648.00
   Semiconductors   4.49%                            -----------   -----------
Texas Instruments, Inc.                       2,000       670.59     30,020.00
                                                     -----------   -----------
Total Common Stock                                     88,367.20    322,020.00
                                                     -----------   -----------
Money Market Mutual Funds   51.29%
     First Funds U.S. Government
       Portfolio                         342,191.70   342,191.70    342,191.70

Total Money Market Funds                              342,191.70    342,191.70
                                                     -----------   -----------
Total Investments                                (A) $430,558.90   $664,211.70
                                                     ===========   -----------
Other Assets Less Liabilities - .44%                                  2,905.75
                                                                   -----------
Net Assets - 100%                                                  $667,117.45
                                                                   ===========
(A) Represents the aggregate cost of investments for federal income tax purposes

(B) Non-income producing

See notes to financial statements.                                   (8)

                                 WADE FUND, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

1. Significant Accounting Policies

Income Taxes

Since it is the policy of the Fund to qualify each year as a regulated investment company under Section 851 of the Internal Revenue Code and to distribute all, or substantially all, of its taxable income, including realized net gain on investments, it is not expected that federal income tax will ordinarily constitute a major item of expense. Therefore, no provision is made for such tax on unrealized appreciation on investments. However, on the accrual basis of accounting, provision for federal income tax and state franchise and excise tax on net income and on net realized gain on investments is made when applicable.

Equalization

The Company follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares equivalent, on a per share basis, to the amount of distributable net investment income on the date of the transaction is credited or charged to undistributed net income. As a result, undistributed investment income per share is unaffected by sales or redemptions of fund shares.

Investments

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. During the year ended December 31, 2002, proceeds of securities sold were $48,950.44.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

2. Capital Stock

The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management company with 100,000 shares of no par value common capital stock authorized.

                                                            (9)
                                -35-



3. Dividends and Distributions

On December 13, 2002, the Board of Directors declared a dividend distribution from net realized gains from security transaction of $.65 per share. The dividends were paid December 20, 2002 to stockholders of record December 12, 2002.

4. Investment Advisory Fee

Advisory service fee is paid at the annual rate of three-fourths of one percent on the net value of investment assets and is paid at the end of each quarter at the rate of three-sixteenths of one percent of the net value of such assets on the last day of the quarter on which the New York Stock Exchange is open. Maury Wade, Jr., who is president and director of the Fund, received $5,407.62 for his services as investment advisor.

5. Supplementary Information

Net asset values and dividends per share, for the five years ended December 31, 2002 are as follows:

                                                             Dividends
Declared
                                                                    From
                                  Net              From           Realized
Year Ended                       Asset              Net           Capital
December 31,                     Value            Income           Gains

1998                             39.11               .03            1.67
1999                             43.62               .15            3.22
2000                             41.70               .47            1.68
2001                             38.50               .17            1.60
2002                             31.88               .00             .65

                                                            (10)
                                -36-




WADE FUND, INC.

PART C: OTHER INFORMATION

Item 23.     Exhibits
------------------
(a) Charter - See Form N-8B-1, filed May 16, 1949, and Post Effective Amendment No.18, filed February 14, 1962 both of which are incorporated herein by reference, and Charter Amendment dated February 28, 1983, which is incorporated herein by reference.

(b)   By-Laws - See Form N-8B-1, filed May 26, 1949, which is incorporated herein by reference, and see Post Effective Amendment No. 42, filed March 12, 1980, which is incorporated herein by reference and Amendment to By-Laws adopted December 8, 1982, which is incorporated herein by reference.

(c) Specimen of security - See Post Effective Amendment No. 42, Filed March 12, 1980, which is incorporated herein reference.

(d) Investment advisory contracts - See Form N-8B-1, filed May 16, 1949, which is incorporated herein by reference, and see Post Effective Amendment No. 42, filed March 12, 1980, which is incorporated herein by reference.

(e)   Underwriting contracts - None

(f)   Bonus or Profit Sharing Contracts - None

(g) Custodian agreements - See Post Effective Amendment No. 22, filed March 15, 1965, which is incorporated herein by reference.

(h)   Other Material Contracts - None

(i) Opinions and Consents of Counsel - See Form N-8B-1, filed May 16, 1949, and Post Effective Amendment No. 18, filed February 14, 1962, both of which are incorporated herein by reference.

(j)   Other opinions - See Consent of Accountants, Attached.

(k)   Omitted Financial Statements - None

(l)   Initial Capital Agreements - None
(m)   Rule 12b-1 Plan - None

(n)   Rule 18F-3 Plan - None

(o)   Reserved

(p)   Code of Ethics - Attached

Item 24.  Persons Controlled by or Under Common Control with Registrant.  None
--------
Item 25.  Indemnification.
--------
               No provision exists for indemnification of officers, directors, underwriters or affiliated persons of the Registrant.

               Tennessee Code Annotated Sections 48-18-501 through 48-18-509 authorize a corporation to provide for the indemnification of officers, directors, employees and agents in terms sufficiently broad to permit indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended.
                                -37-

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.

            Maury Wade, Jr., is engaged in the business of Maury Wade & Company, an investment adviser service which customarily provides advice to investors, both individual and institutional, as to the making of investment decisions concerning publicly traded equity securities and debt securities of corporations and of federal, state and local governmental entities.

Item 27.  Principal Underwriters.  Not Applicable.

Item 28.  Location of Accounts and Records.

            All securities and all funds (except an operation bank account limited to $20,000 per year) of Wade Fund, Inc., are held in the safekeeping of First Tennessee Bank, National Association, Memphis, Tennessee, 38103

            The corporate charter, by-laws, minutes and all other records and documents of the Fund are kept in the principal office of Wade Fund, Inc., Suite 2224, 5100 Poplar Avenue, Memphis, Tennessee, 38137.

Item 29.  Management Services.  Not Applicable.

Item 30.  Undertakings.

                   UNDERTAKING TO FILE REPORTS
                   ---------------------------

Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

           The undersigned registrant hereby further undertakes the following:

           1. To file any prospectus necessary to comply with the provisions of Section 10(a)(3) of the Securities Act of 1933 as a post-effective amendment.
           2.   That for the purposes of determining liabilities under Section

                                -38-



                11 each such post-effective amendment shall be deemed to be a new registration statement relating to the shares offered thereunder.

                      S I G N A T U R E S


      Pursuant to the requirements of the Securities Act of 1933 the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of
1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Memphis and State of Tennessee on the 28th day of February, 2003.

                        WADE FUND, INC.




                Secretary                             President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                       Title                             Date


                                 President                     February 28, 2003
Maury Wade, Jr.


                            Treasurer Financial Officer        February 28, 2003
Charles Grant Wade



                            Treasurer Accounting Officer       February 28, 2003
Charles Grant Wade



                                     Director                  February 28, 2003
Maury Wade, Jr.



                                     Director                  February 28, 2003
Charles Grant Wade



                                     Director                  February 28, 2003
David L. DelBrocco